Improvements in Arginase 1 Deficiency Related Disease Manifestations Following Plasma Arginine Reductions With Pegzilarginase: early Phase 2 results

Poster # 1095W ‡

Zori RT[1], Diaz GA[2], Merritt II JL[3], Schulze A[4], Enns GM[5], McNutt MC[6], Leão-Teles E[7], Patki KC[8], Alters SE[8], Eckert S[8], Wooldridge JE[8], Batzios SP[9]

[1]University of Florida, Gainesville, FL, USA, [2]Icahn School of Medicine at Mt. Sinai, New York City, NY, USA, [3]University of Washington, Seattle, WA, USA, [4]University of Toronto and The Hospital for Sick Children, Toronto, ON, Canada, [5]Stanford University, Stanford, CA, [6]UT Southwestern Medical Center, Dallas, TX, USA, [7]Centro Hospitalar de São João, Porto, Portugal, [8]Aeglea BioTherapeutics, Austin, TX, USA, [9]Great Ormond Street Hospital NHS Trust, London, UK

Introduction

ARG1-D Causes Two Key Metabolic Defects

1. High levels of arginine and arginine-derived metabolites (e.g. GVA, ArgA, NAA, GAA)
2. Impairment of the Urea Cycle (Figure 1)

Key Disease Manifestations

- *Chronic hyperargininemia-related:* spasticity, loss of mobility, deficits in adaptive behavior, developmental delay, seizures
- *Episodic hyperammonemia-related:* food refusal, protein aversion, encephalopathy


UREA CYCLE
Arginine

Figure 1. Metabolic Impact of ARG1-D

Disease Management Approach

- Severe dietary protein restriction
- Ammonia scavengers – control hyperammonemia; reduction of flux through cycle

Pegzilarginase

- Pegzilarginase is an enhanced recombinant human arginase 1 that enzymatically degrades arginine

Methods

Figure 2. Study Schema


CAEB1102-101A: Phase 1/2
Part 1: 4-10 weeks
Single Ascending Dose Every Other Week (i.v.)
N=16
Part 2: 10 weeks
Repeat Dose – 8 doses Weekly (i.v.)
N=9 initiated, N=6 complete
CAEB1102-102A: Open Label Extension
Weekly i.v. dosing
N=3 initiated
Standard + Neurocognitive
Standard + Neurocognitive
12 weeks: Standard (PK @ 8 weeks)
24 weeks: Standard + Neurocognitive

Standard assessments include safety, arginine, guanidino compounds, neuromotor (6MWT, BBS, GMFM-66), PROMIS, adaptive behavior (ABAS), and pharmacokinetics. Single ascending doses in Part 1 ranged from 0.015 mg/kg to 0.20 mg/kg. Doses in Part 2 and the Open-Label Extension were based on plasma arginine control.

Results

Table 1. Patient Characteristics Show Substantial Disease Burden

Characteristic (N=16)	N (%)
PATIENT CHARACTERISTICS AND MEDICAL HISTORY	
Median Age (range)	15 years (5-31)
Female	11 (69%)
Developmental Delay	9 (56%)
History of Spasticity (≥Moderate)	9 (56%)
History of Seizures	7 (44%)
History of Hyperammonemia	7 (44%)
Ammonia Scavenger	15 (94%)

Assessment (N=16)	Median (range)	Abnormal/Deficit Baseline (%)
BASELINE ASSESSMENTS		
LABORATORY		
Arginine (µmol/L, pre-first-dose assessment)	389 (238 to 566)	100%
ALT (U/L)	34 (15 to 171)	44%
Ammonia (µmol/L)	38 (9 to 77)	44%
MOBILITY		
6MWT (m), N=15	349 (102 to 602)	87%
PROMIS Physical Function Mobility, N=14	38 (28.3 to 57.1)	57%
GMFM Part E (Score 0-72)	65.5 (5 to 72)	50%
Berg Balance (Score 0-56)	52.5 (7 to 56)	38%
ADAPTIVE BEHAVIOR		
ABAS, N=10	79.5 (49 to 90)	80%
GROWTH		
Height (CDC Centile)	4.4% (<0.1% to 56%)	81%

Median plasma arginine was based on the mean of all plasma arginine values prior to first dose for each patient. For other biochemical parameters, the assessment immediately prior to dosing was used. For laboratory assessments, abnormal is defined as being outside the reference range. For height centile, deficit was defined as <10%. For 6MWT, deficit is defined as below the age adjusted range for normal individuals in Geiger 2007 and Enright 1998. One patient was non-ambulatory. For Berg Balance, deficit is defined as medium or high risk of fall (i.e., score <40). For GMFM Part E, deficit is defined as [illegible] based on the minimal difference in Oeffinger 2008. For PROMIS, deficit is defined as T Score < 40. For ABAS, deficit is defined as standard score <85 on Practical, Social, Conceptual, or Composite. Minimal Clinically Important Difference (MCID; see Figure 5) for 6MWT was defined as a 9% change from baseline; for GMFM Part E, as a change of 1.8 to 4.0 points, depending on individual patient Gross Motor Function Classification System level; for BBS, as a 7 point change; for ABAS, as a change in GAC Standard Score of 7.5 points; and for PROMIS, as a change of 5 points.

References [PMIDs] PMIDs:17997338, 22642880, 25125564, 1690873, 15694174, 27038030, 28441951, 23663794, 19046185, 24268530, Zori et al SSIEM poster P-164 (2018), and De Deyn, P et al., (1997) Guanidino Compounds in Biology & Medicine II.

Support This study was funded by Aeglea BioTherapeutics, Inc.

Disclosures Andreas Schulze and George Diaz are consultants to, and Markey McNutt has received honoraria from, Aeglea BioTherapeutics, Inc.

Kiran Patki, Susan Alters, Stephen Eckert, and James Wooldridge are employees of, and have an equity interest in, Aeglea BioTherapeutics, Inc.

Results

Figure 3. Measurable Disease Manifestations


Elevated plasma arginine
16
Mobility
Adaptive Behavior
6
1
7
1

- All 16 patients (100%) had elevated baseline plasma arginine
- In patients with both assessments, 7/10 patients (70%) had deficits in both mobility and adaptive behavior

Safety

- >180 infusions administered
  - Low-titer, emergent ADAs were detected in 6/16 patients in Part 1
  - **All** patients in Part 2 had undetectable ADA by the 5th dose
- Treatment-related AEs ≥ 2 patients of at least moderate severity included:
  - Hypersensitivity (4 events in 3 patients; 3 considered by investigators as SAEs) managed with infusion rate adjustment and medication

Figure 4. Time-dependent Improvement in Plasma Arginine Control with Repeat Dosing


Part 2 and Open-Label Extension (OLE)
Arginine (µmol/L)
700
600
500
400
300
200
100
0
n
9
Part 2 BL
9
Pre-Dose Wk 2-5
6
Pre-Dose Wk 6-8 and F/U
3
OLE Pre-Dose
BL = Baseline F/U = Follow-up
Treatment Guidance

- 100% (6/6) patients who completed part 2 have achieved consistent levels of reduced arginine (below guideline; Figure 4)
- Arginine reduction was accompanied by marked and sustained decreases in plasma guanidino compounds (data not shown)

Figure 5. Improvements in Clinical Outcomes from Baseline after 8 Repeat Doses


Unfavorable
Neutral
Favorable
ABAS (n=3)
6MWT (n=5)
GMFM Part E (n=6)
PROMIS (n=4)
BBS (n=6)
-3
-2
-1
0
1
2
3
Multiples of MCID
Each point represents one assessment for one patient

- 67% (4/6) patients had improvement beyond the MCID in mobility and/or adaptive behavior after only 8 weeks of repeat dosing with pegzilarginase
  - **33%** of assessments favorably exceeded MCID, while **none** unfavorably exceeded MCID
  - **1/3** of adaptive behavior (ABAS-3) assessments favorably exceeded MCID with **2/3** trending toward improvement at 8 weeks

Table 2. Trial Observations from Site/Assessors

Patient	Observations from Site / Assessors
1	• Improved step quality and confidence while walking • Less resting spasticity than baseline • Improved ability to squat and ability to pick up an object up from the floor
2	• More relaxed demeanor and willingness to talk • Standing on 1 leg is typically very difficult, able to accomplish on first try
5	• Improved posture and increased confidence while walking • Noted to be more animated and alert • Asking more complex questions
6	• Able to converse much better • Can walk properly, not on tip toes
7	• Increased appetite, energy, and activity • More talkative • Prior to study drug, patient couldn't walk any distance without walker; walking ability has improved; walked into clinic without a walker • No leg cramps at all since starting study medication
9	• Leg cramps resolved • Walking with more speed and less labored • Lower extremity movements are more natural and less dependent upon walker

Conclusions

- Pegzilarginase was highly effective in sustainably lowering elevated plasma arginine, which is considered to be toxic and a key driver of ARG1-D manifestations
- Plasma arginine reductions were accompanied by improvements in mobility and adaptive behavior after only 8 weeks of repeat dosing
- Pegzilarginase was well tolerated; most treatment-related AEs were mild, and hypersensitivity reactions were manageable with standard measures and all patients continued study treatment
- Comprehensive baseline profiling of patients with ARG1-D demonstrated quantifiable abnormalities in mobility and/or adaptive behavior in 15/16 (94%) patients
- Improvements in arginine control and disease-related functional deficits after treatment with pegzilarginase support the advancement of pegzilarginase into a pivotal study

ABBREVIATIONS: ARG1-D: Arginase 1 Deficiency; GC: Guanidino Compounds; [illegible] 6MWT: 6 Minute Walk Test; BBS: Berg Balance Scale; GMFM: Gross Motor Function Measure; PROMIS: Patient Reported Outcomes Measure Information System (Physical Function); ALT: alanine aminotransferase; PEG: polyethylene glycol; AE: adverse event; SAE: serious adverse event; ADA: anti-drug antibody; ULN: upper limit of normal; [illegible] MCID: Minimal Clinically Important Difference.